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EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of
2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that, to the best of his knowledge:

1. The Quarterly Report of Metrocall Holdings, Inc. ("Metrocall") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Metrocall.

/s/ William L. Collins III
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    William L. Collins III                      Dated: November 14, 2002
    President and Chief
    Executive Officer


/s/ Vincent D. Kelly
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    Vincent D. Kelly                            Dated: November 14, 2002
    Chief Financial Officer